EXHIBIT 10(26)

ASSIGNMENT AND ACCEPTANCE AGREEMENT

Reference is made to the Amended and Restated Revolving and Term Loan Credit Agreement dated as of November 1, 200l (as amended, modified, supplemented, or restated to the Effective Date, the “Credit Agreement”) among AZZ incorporated (“Borrower”), Bank of America, N.A., as Administrative Agent for Lenders (“Administrative Agent”), and Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

“Assignor” and “Assignee” referred to on Schedule 1 agree as follows:

1.  Assignor hereby sells and assigns to Assignee, without recourse and without representation or warranty except as expressly set forth herein, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor’s Rights and obligations under the Credit Agreement and the related Loan Documents as of the Effective Date equal to the percentage interest specified on Schedule 1 (the “Assigned Facility”). After giving effect to such sale and assignment, Assignee’s Committed Sum under such Assigned Facility and the amount of the Principal Debt owed to Assignee under such Assigned Facility will be as set forth on Schedule 1.

2.  Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Document or the performance or observance by any such party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) attaches the Notes held by Assignor (to the extent any of the Principal Debt being assigned and owed to Assignor is evidenced by Notes) and requests that Administrative Agent exchange such Notes for new Notes if so requested by either Assignor or Assignee. Any such new Notes shall be prepared in accordance with the provisions of Section 3.1(b) of the Credit Agreement and will reflect the respective Committed Sums or Principal Debt of Assignee and Assignor after giving effect to this Assignment and Acceptance Agreement.

3.  Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (c) agrees that it will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (g) attaches any U.S. Internal Revenue Service or other forms required under Section 46(d) of the Credit Agreement.

4.  Following the execution of this Assignment and Acceptance Agreement by Assignor, Assignee, and Borrower (to the extent required hereunder), it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent pursuant to the Credit Agreement. The effective date for this Assignment and Acceptance Agreement shall be the date set forth on Schedule I hereof (the “‘Effective

Date”), which shall not, unless otherwise agreed to by Administrative Agent in its sole discretion, be earlier than five Business Days from the date of such acceptance and recording by Administrative Agent.

5.  Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance Agreement, have the Rights and obligations of a Lender thereunder, and (b) Assignor shall, to the extent provided in this Assignment and Acceptance Agreement, relinquish its Rights and be released from its obligations under the Agreement.

6.  Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement, the Notes (to the extent any of the Principal Debt owed to Assignee is evidenced by Notes), and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees and other fees with respect thereto) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

7.  Unless Assignee is a Lender, an Affiliate of Assignor, or an Approved Fund, this Assignment and Acceptance Agreement is conditioned upon the consent of Administrative Agent and, unless a Default or Potential Default then exists, Borrower, pursuant to the definition of “Eligible Assignee” in the Credit Agreement. The execution and delivery of this Assignment and Acceptance Agreement by Borrower and Administrative Agent is evidence of this consent.

8.  Administrative Agent has waived payment of the processing fee required by Section 13.13(b)(iv) of the Credit Agreement. This waiver shall apply only to the assignment contemplated by this Assignment and Acceptance Agreement and shall not constitute a waiver or release by Administrative Agent of any other obligation or right arising now or hereafter under the Credit Agreement.

9.  THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

10.  This Assignment and Acceptance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule I to this Assignment and Acceptance Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have caused Schedule I to this Assignment and Acceptance Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon.

SCHEDULE 1
TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

Assigned Facility	Committed Sum or Principal Debt Assigned (as applicable)
Commitment Percentage
(i.e. the proportion that Assignee’s Committed Sum to be acquired bears to the aggregate Committed Sum of all Lenders) or Percentage of Principal Debt assigned (i.e. the proportion that the Principal Debt to be acquired by Assignee bears to the aggregate Principal Debt under the respective Facility)(set forth to at least 8 decimal points)

Revolver Facility	$5,555,555.56	12.34567902%
Term Facility	$4,444,444.44	12.34567901%

EFFECTIVE DATE OF ASSIGNMENT:    August 29, 2002

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Assignor

By:	/s/ RUSTY ANDERSON
Rusty Anderson Vice President

Date:    August 27, 2002

Address for Notice: 505 Main Street, Suite 300 Ft. Worth, Texas 76102 Attn: Rusty Anderson Telephone: (817) 334-7089 Telecopier: (817) 334-7000

WASHINGTON MUTUAL BANK, FA, as Assignee

By:	/s/ RANDY WOODS
Randy Woods Vice President

Date:    August 27, 2002

Address for Notice: 120 W. 3rd Street, Suite 300 Ft. Worth, Texas 76102 Attn: Randy Woods Telephone: (8 17) 333-2775 Telecopier: (8 17) 348-8 177

If Section 13.13(b) and clause (d) of the definition of “Eligible Assignee” of the Credit Agreement so require, Borrower and Administrative Agent consent to this Assignment and Acceptance Agreement.

AZZ INCORPORATED

By:	/s/ DANA PERRY
Dana Perry Asst Secretary

Date:    August 29, 2002

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ SUZANNE M. PAUL
Suzanne M. Paul Vice President

Dated:    August 26, 2002

TERM NOTE

$4,444,444.44	August 29, 2002

FOR VALUE RECEIVED, the undersigned, AZZ INCORPORATED, a Texas corporation (“Borrower”), hereby promises to pay to the order of WASHINGTON MUTUAL BANK, FA (“Lender”), at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described), the principal sum of Four Million Four Hundred Forty-Four Thousand Four Hundred Forty-Four and 44/100 Dollars ($4,444,444.44), which principal shall be payable on the dates and in the amounts provided for in Section 3.2(c) of the Credit Agreement (together with accrued and unpaid interest thereon) at such interest rates, on such dates and in such amounts as are specified in the Credit Agreement.

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Revolving and Term Loan Credit Agreement, dated as of November 1, 2001 (as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, Lender, and other Agents and Lenders party thereto, and is one of the “Term Notes” referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated first payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION ENFORCEMENT, AND INTERPRETATION HEREOF.

AZZ INCORPORATED

By:	/s/ DANA L. PERRY
Dana L. Perry,
Assistant Secretary

REVOLVER NOTE

S5,555,555.56	August 29,2002

FOR VALUE RECEIVED, the undersigned, AZZ INCORPORATED, a Texas corporation (“Borrower”), hereby promises to pay to the order of WASHINGTON MUTUAL BANK, FA (“Lender”), at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described), on the Termination Date, the lesser of (a) Five Million Five Hundred Fifty-Five Thousand Five Hundred Fifty-Five and 56/100 Dollars ($5,555,555.56) and (b) the aggregate Revolver Principal Debt disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Revolving and Term Loan Credit Agreement, dated as of November 1, 2001 (as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, Lender, and other Agents and Lenders party thereto, and is one of the “Revolver Notes” referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys’ fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

AZZ INCORPORATED

By:	/s/ DANA L. PERRY
Dana L. Perry,
Assistant Secretary

TERM NOTE

$4,026,144.06	August 29, 2002

FOR VALUE RECEIVED, the undersigned, AZZ INCORPORATED, a Texas corporation (“Borrower”), hereby promises to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (“Lender”), at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described), the principal sum of Four Million Twenty-Six Thousand One Hundred Forty-Four and 06/l00 Dollars ($4,026,144.06), which principal shall be payable on the dates and in the amounts provided for in Section 3.2(c) of the Credit Agreement (together with accrued and unpaid interest thereon) at such interest rates, on such dates and in such amounts as are specified in the Credit Agreement.

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Revolving and Term Loan Credit Agreement, dated as of November 1, 2001 (as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, Lender, and other Agents and Lenders party thereto, and is one of the “Term Notes” referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

This Note is in substitution and replacement of that certain Note dated November 1, 2001, executed by Borrower and payable to the order of Lender in the original principal amount of $9,411,765.00.

AZZ INCORPORATED

By:	/s/ DANA L. PERRY
Dana L. Perry, Assistant Secretary

REVOLVER NOTE

$5,032,679.44	August 29, 2002

FOR VALUE RECEIVED, the undersigned, AZZ INCORPORATED, a Texas corporation (“Borrower”), hereby promises to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (“Lender”), at the offices of BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement (as hereinafter described), on the Termination Date, the lesser of (a) Five Million Thirty-Two Thousand Six Hundred Seventy-Nine and 44/100 Dollars ($5,032,679.44) and (b) the aggregate Revolver Principal Debt disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date (together with accrued and unpaid interest thereon).

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Revolving and Term Loan Credit Agreement, dated as of November 1, 2001 (as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, Lender, and other Agents and Lenders party thereto, and is one of the “Revolver Notes” referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys’ fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF BORROWER AND THE LENDER AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

This Note is in substitution and replacement of that certain Note dated November 1, 2001, executed by Borrower and payable to the order of Lender in the original principal amount of $10,588,235.00.

AZZ INCORPORATED

By:	/s/ DANA L. PERRY
Dana L. Perry, Assistant Secretary